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                                                                    Exhibit 10.2

                                December 22, 1999

Quebecor World Finance Inc.
300 Delaware Avenue
Suite 900
Wilmington, DE  19801

Attention:  Vice President, Legal Affairs and Secretary

Dear Ladies and Gentlemen:

     Reference is hereby made to the Receivables Purchase Agreement dated as of September 24, 1999 (the "Agreement") among the Sellers party thereto and Quebecor World Finance Inc. (the "Purchaser"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement.

     The Sellers and the Purchaser wish to include Quebecor World (USA) Inc. ("Quebecor World") as a party to the Agreement in the capacity of a Seller, and Quebecor World wishes to be party to the Agreement in the capacity of a Seller. Accordingly, the Sellers, Quebecor World and the Purchaser hereby agree that Quebecor World shall be made party to the Agreement as a Seller, Quebecor World to be subject to the same terms and conditions of the Agreement as the Sellers. Exhibit A to the Agreement is hereby amended to include the name of Quebecor World.

     Except as specifically amended hereby, the Agreement shall, in all respects, remain in full force and effect.


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     Please sign where noted below to confirm the foregoing agreement.

                              Very truly yours,

                              SELLERS NAMED IN EXHIBIT A TO
                                THE AGREEMENT

                              By:
                                  ------------------------------------
                                  Name: Jeremy Roberts
                                  Title: Assistant Treasurer

                              QUEBECOR WORLD (USA) INC.

                              By:
                                  ------------------------------------
                                  Name: Jeremy Roberts
                                  Title: Assistant Treasurer

ACCEPTED AND AGREED:

QUEBECOR WORLD FINANCE INC.

By:
    ----------------------------
    Name: Jeremy Roberts
    Title: Assistant Treasurer




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